Powering Growth, Delivering Value Investor Meetings l January 11-12, 2018 POWERING GROWTH DELIVERING VALUE

Powering Growth, Delivering Value 2 FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements based on current expectations, including statements regarding our earnings guidance and financial outlook and goals. These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume,” “project” and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: our ability to manage capital expenditures and operations and maintenance costs while maintaining high reliability and customer service levels; variations in demand for electricity, including those due to weather seasonality, the general economy, customer and sales growth (or decline), and the effects of energy conservation measures and distributed generation; power plant and transmission system performance and outages; competition in retail and wholesale power markets; regulatory and judicial decisions, developments and proceedings; new legislation, ballet initiatives and regulation, including those relating to environmental requirements, regulatory policy, nuclear plant operations and potential deregulation of retail electric markets; fuel and water supply availability; our ability to achieve timely and adequate rate recovery of our costs, including returns on and of debt and equity capital investments; our ability to meet renewable energy and energy efficiency mandates and recover related costs; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; current and future economic conditions in Arizona, including in real estate markets; the development of new technologies which may affect electric sales or delivery; the cost of debt and equity capital and the ability to access capital markets when required; environmental, economic and other concerns surrounding coal-fired generation, including regulation of greenhouse gas emissions; volatile fuel and purchased power costs; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant land owners to meet contractual or other obligations or extend the rights for continued power plant operations; and restrictions on dividends or other provisions in our credit agreements and ACC orders. These and other factors are discussed in Risk Factors described in Part I, Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and in Part II, Item 1A of the Pinnacle West/APS Quarterly Report on Form 10-Q for the quarter ended June 30, 2017, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law.

Powering Growth, Delivering Value 3 PINNACLE WEST: WHO WE ARE We are a vertically integrated, regulated electric utility in the growing southwest United States Pinnacle West (NYSE: PNW) - Market Capitalization*: $9.5 billion - Enterprise Value*: $14.5 billion - Consolidated Assets: $17.0 billion - Indicated Annual Dividend*: $2.78 - Dividend Yield*: 3.3% Principal subsidiary: - Arizona Public Service Company, Arizona’s largest and longest-serving electric utility Customers: 1.2 million (89% residential) 2017 Peak Demand: 7,367 MW - Previous all time high of 7,236 in July 2006 Generation Capacity: About 6,200 MW of owned or leased capacity (~8,600 MW with long-term contracts) - Including 29.1% interest in Palo Verde Generating Station, the largest nuclear plant in the U.S. - Regulated utility provides stable, regulated earnings and cash flow base for Pinnacle West * As of December 31, 2017

Powering Growth, Delivering Value 4 VALUE PROPOSITION We are executing on our financial and operational objectives … Operational Excellence  Top decile safety performance among peers  APS operates the Palo Verde Generating Station  Disciplined cost management Financial Strength  Annual dividend growth target of 6%, subject to declaration at Board of Directors’ discretion  Strong credit ratings and balance sheet  Rate base growth of 6-7% (2015-2019) Leverage Economic Growth  Arizona’s long-term growth fundamentals remain largely intact, including population growth, job growth and economic development  By 2032 we expect to add 550,000 new customers1 … while also advocating to ensure Pinnacle West and Arizona have a sustainable energy future Integrating Technology to Modernize the Grid  At the forefront of utilities studying and deploying advanced infrastructure to enable reliable and cost-efficient integration of emerging technologies into the grid and with customers Taking Steps to Address Rate Design  Worked with Arizona Corporation Commission and key stakeholders to modernize rates  Comprehensive rate review agreement approved in August 2017, enabling investment in smarter, cleaner energy infrastructure Pinnacle West combines a solid foundation and a clear strategy to build shareholder value through our core utility business 1 Based on the 2017 Integrated Resource Plan filed April 10, 2017.

Powering Growth, Delivering Value 5 THE GRID IS EVOLVING – DRIVING NEW INVESTMENTS IN TECHNOLOGY Drivers for Change – Traditional grid built for one-way flow – Technology advancements (storage, home energy management) – Changing customer needs and demands – Proliferation of distributed solar energy, which does not align with peak The Modern Grid – New technologies to enable two-way flow – Proactive vs. reactive operations and maintenance – Modern rate structure – New ways to interact with customer – Mobility for our field personnel – Smarter, more flexible real- time system operations – Support consumer products and services – Addresses cybersecurity APS Laying Foundation for the Future – Solar R&D initiatives • Solar Partner Program • Solar Innovation Study – Smart meters fully deployed – Investing in peaking capacity upgrades (Ocotillo) – Evaluating storage/customer-cited technology • Battery pilot investments • Microgrids – Software upgrades for distribution operations and customer service – Ensuring our people have the relevant skill sets Grid stability, power quality and reliability remain the core of a sustainable electrical system. APS is at the forefront of utilities designing and planning for the next generation electric grid. New technology advances and changing customer needs are transforming the way we use the grid.

Powering Growth, Delivering Value 6 GRID INVESTMENTS Modernizing the distribution grid with advanced technology investments – resulting in improved reliability for customers and more efficient operations Integrated Volt/VAR Control (IVVC) Smart Meters Advanced Distribution Management System Strategic Fiber Supervisory Controlled Switches Substation Health Monitoring Controls regulators and capacity banks to manage power quality such as power factor and voltage. New technologies such as APS’s Transformer Oil Analysis & Notification (TOAN) system leverage advances in communications and sensing to remotely monitor heath of transformers, enabling proactive maintenance actions to prevent critical failures. Automated switches that can be controlled from Distribution Operations Center (DOC). Allows operations to manage load without sending field personnel to manually operate the switch. Integrated operational platform. Increases efficiency and life of distribution system; improves safety and communication; increases ability to manage overall reliability; and enables Distributed Energy Resources (DER). Grid Operations & Investment $1.3 Billion from 2017-2019

Powering Growth, Delivering Value 7 APS MICROGRID PROJECTS COMPLETED Data Center – North Phoenix • Phase 1=11MW Tier 4 diesel generation • In service December 2016 • 17 Autonomous Frequency Response events since April 2017; 1 ECC call for power event (7/19/2017) • 50% cost share • Customer has requested to begin Phase 2 planning • Add 22MW; full build out will be ~60MW Military Base – Arizona • 22MW Tier 4 Final diesel generation • In service December 2016 • 26 Autonomous Frequency Response events since February 2017 • One ECC call for power event (7/19/2017) • 80% APS funded; 20% in kind consideration from customer • Capable of adding energy storage and solar PV in future

Powering Growth, Delivering Value 8 RENEWABLE RESOURCES APS is a leader in solar Aragonne Mesa Wind 90 MW Snowflake Biomass 14 MW Glendale Landfill Biogas 2.8 MW Salton Sea Geothermal 10 MW • Solar* 1,230 MW • Wind 289 MW • Biomass 14 MW • Geothermal 10 MW • Biogas 6 MW Owned solar includes 170 MW AZ Sun Program, 4 MW of other APS owned utility scale solar and 40 MW Red Rock Solar Plant; Distributed Generation (DG) includes 25 MW of APS owned; PPA is primarily 250 MW Solana Concentrated Solar Facility. PPA 310 MW DG 706 MW Owned 214 MW APS Solar Portfolio* Yuma Foothills Solar 35 MW * As of Third Quarter 2017 Form 10-Q – with additional 96 MW under development APS currently has 1,549 MW of renewable resources:

Powering Growth, Delivering Value 9 BATTERY STORAGE Energy storage is important but will only be cost effective in niche circumstances for the next several years APS Projects – Punkin Center, Arizona: 2 X 4MWh Li-ion battery storage systems in place of rebuilding 20 miles of transmission lines – Solar Innovation Study: Residential battery installations for purpose of studying ability of solar-coupled systems to lower peak energy demand – Solar Partner Program: 2 X 2MWh Li-ion battery storage systems – 1 at substation, 1 mid-feeder, for purposes of researching battery effects on grid and learning most efficient manner to operate APS Solar Partner battery system Distribution Substation Substation Storage (Feeder 1) Feeder-level Storage (Feeder 2)

Powering Growth, Delivering Value 10 RESIDENTIAL SOLAR VS. APS CUSTOMER LOAD Performance at system peak 304 100 5 6,136 7,367 6,918 0 2,000 4,000 6,000 8,000 0 100 200 300 400 500 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 M W Hour Ending Residential Rooftop APS Customer Load 1-2 PM: Customer demand still increasing; rooftop solar peaks and begins to decline 5-6 PM: Between 5-6 pm, when customer demand reaches peak, rooftop solar producing at approximately 30% of total capacity 8 PM: Rooftop output near zero, but customer demand still above 6,900 MW of power On June 20th, APS customers hit “peak demand” for 2017 using more than 7,300 MW of electricity

Powering Growth, Delivering Value 11 249 357 339 442 610 710 641 783 871 939 523 836 484 680 832 715 1,157 1,158 1,349 1,141 1,002 1,189 1,077 1,168 1,154 759 1,267 1,002 1,291 1,413 1,364 2,033 1,605 1,447 1,287 1,440 1,468 1,591 1,860 1,988 2,522 3,865 2,254 3,749 415 675 786 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2014 Applications 2015 Applications 2016 Applications 2017 Applications * Monthly data equals applications received minus cancelled applications. As of November 30, 2017, approximately 70,000 residential grid-tied solar photovoltaic (PV) systems have been installed in APS’s service territory, totaling approximately 548 MWdc of installed capacity. Excludes APS Solar Partner Program residential PV systems. Note: www.arizonagoessolar.org logs total residential application volume, including cancellations. Solar water heaters can also be found on the site, but are not included in the chart above. RESIDENTIAL PV APPLICATIONS* 10 18 22 44 51 57 74 133 135 2009 2011 2013 2015 2017 Residential DG (MWdc) Annual Additions YTD -Nov

Powering Growth, Delivering Value 12 - 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 1 3 5 7 9 11 13 15 17 19 21 23 Over- Generation Generation Minimum Output - 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 1 3 5 7 9 11 13 15 17 19 21 23 Generation Minimum Output Over- Generation THE “DUCK CURVE” Distributed generation is changing the load shape of the grid Excess renewables creates over-generation challenges … Hour Hour … and potentially for nuclear generation in the future Current Spring Day Spring Day 2022 Nuclear Output Nuclear Output

Powering Growth, Delivering Value 13 School Bus Electrification – Pilot program to electrify school buses that can charge in the middle of the day Managed EV Charging Program – Fleet, workplace and multifamily charging infrastructure – Utility controlled providing additional demand response Reverse Demand Response Pilot – Customers take advantage of negative pricing events Energy Storage Initiative Expansion – Focus on C&I energy storage and control DEMAND SIDE MANAGEMENT (DSM) 2018 DSM Plan shifts the focus to align with APS’s changing resource needs 2018 DSM Plan introduces new high value pilot programs to utilize the mid-day overproduction of energy

Powering Growth, Delivering Value 14 Other Eligible Participants Secondary Customer Target Primary Customer Target Limited-Income Residential Customers and Multi-Family Dwellings Moderate-Income Residential Customers Commercial Customers Serving Limited & Moderate-Income Customers Title 1 Schools Non-Profits Rural Government APS Solar Partner Program (Installations Complete) – Installed 10 MW of APS-owned residential PV systems with advanced controllable inverters that can vary power output – 4 MWh of grid-tied battery storage on 2 of the participating feeders APS Solar Communities (Construction begins in early 2018) – Deploy utility owned photovoltaic solar generation connected directly to the distribution system – All installations will include advanced inverters, as well as full communications and control – Program spend of $10-$15 million in direct capital costs each year for the three-year program period – Program costs recovered annually through the Renewable Energy Surcharge APS SOLAR Providing more renewable energy and technology to all customers

Powering Growth, Delivering Value 15 Peak** 8,405 MW 9,835 MW 11,410 MW Resource Reductions (Retirements, Expirations) 2017-2022 -487 MW Ocotillo steam unit retirements and Navajo contract expiration -509 MW PPA expirations 2017-2027 -872 MW Ocotillo steam unit retirements, Navajo contract expiration and Cholla coal retirement -1,120 MW PPA expirations 2017-2032 -872 MW Ocotillo steam unit retirements, Navajo contract expiration and Cholla coal retirement -1,133 MW PPA expirations Resource Additions 2017-2022 2,704 MW Natural gas generating units, short-term market purchases, DSM, microgrids, rooftop solar and storage 2017-2027 5,206 MW Natural gas generating units, short-term market purchases, DSM, microgrids, rooftop solar and storage 2017-2032 6,923 MW Natural gas generating units, short-term market purchases, DSM, microgrids, rooftop solar, storage and wind Peak Load Growth 2022 3.4% 2017-2022 20% 2027 3.1% 2017-2027 40% 2032 3.0% 2017-2032 62% RESOURCE PLANNING* **Normal weather peak, includes planning reserves 2022 Nuclear Coal Natural Gas DSM Utility-Scale Renewable Energy Rooftop Solar Short-Term Market Purchases Storage * Data shown is based on the 2017 Integrated Resource Plan filed April 10, 2017. 2027 2032 Reference Year 2017** Peak** 7,023 MW

Powering Growth, Delivering Value 16 $221 $211 $273 $227 $79 $245 $121 $8 $220 $199 $90 $22 $102 $3 $16 $16 $127 $182 $178 $175 $388 $420 $421 $437 $87 $77 $82 $124 2016 2017 2018 2019 APS CAPITAL EXPENDITURES Capital expenditures are funded primarily through internally generated cash flow ($ Millions) $1,224 $1,337 Other Distribution Transmission Renewable Generation Environmental(1) Traditional Generation Projected $1,181 New Gas Generation(2) • The table does not include capital expenditures related to 4CA’s 7% interest in the Four Corners Power Plant Units 4 and 5 of $30 million in 2016, $27 million in 2017, $15 million in 2018 and $6 million in 2019. • 2017 – 2019 as disclosed in Third Quarter 2017 Form 10-Q. (1) Includes Selective Catalytic Reduction controls at Four Corners with in-service dates of Q4 2017 (Unit 5) and Q1 2018 (Unit 4) (2) Ocotillo Modernization Project: 2 units scheduled for completion in Q4 2018, 3 units scheduled for completion in Q1 2019 $1,009

Powering Growth, Delivering Value 17 OPERATIONS & MAINTENANCE Goal is to keep O&M per kWh flat, adjusted for planned outages 751 753 734 756 775 - 785 785 - 795 37 52 38 72 55 - 65 75 - 85 $788 $805 $772 $828 $830 - $850 $860 - $880 2013 2014 2015 2016 2017E 2018E* PNW Consolidated ex RES/DSM** Planned Fleet Outages * 2018 excludes impacts related to the adoption of the new accounting standard regarding the presentation of pension and postretirement benefit costs. See Notes 4 and 12 in the Third Quarter 2017 Form 10-Q for additional information. ** Excludes RES/DSM of $137 million in 2013, $103 million in 2014, $96 million in 2015, $83 million in 2016, $80 million in 2017E and $90 million in 2018E. ($ Millions)

Powering Growth, Delivering Value 18 Palo Verde Generating Station − Palo Verde will continue to have two refueling outages each year (18 months cycles for each of the three units) − APS’s share of the annual planned outage expense at Palo Verde has been between $18 - $22 million per year since 2013 − Equipment testing, inspections, and plant modifications are performed during the outages that cannot be done while the unit is online −Outage duration and cost are driven by scope of planned work as well as emergent work identified during the outage Gas/Oil Plants −No planned cycles; major maintenance outages are based on run hours and/or the number of starts and overall plant condition − Increasing levels of solar generation, participation in Energy Imbalance Market, and low gas prices have resulted in increased starts Coal Plants −Major maintenance outage cycles are typically between 6 to 8 years PLANNED OUTAGE CYCLES The length of time between outages varies from plant to plant

Powering Growth, Delivering Value 19 SUSTAINABILITY APS’s vision is to create a sustainable energy future for Arizona Pinnacle West and APS have adopted a strategic framework that supports our operating foundation Five critical areas of our sustainability efforts • 50% of our diverse energy mix is carbon-free • 4.9M metric tons of CO2 avoided in 2016 vs. goal of 3.5M • More than 1,000 MW of installed solar capacity • $20M saved as a result of Advanced Metering Infrastructure • Lowest OSHA recordable injuries on Company record in 2016 • $8.7M invested in security at substations to ensure reliability • 28% reduction in groundwater use in 2016 • 20B gallons of water recycled each year to cool Palo Verde • Avg. employee tenure of 13 yrs due to strong talent strategy • Almost $370M spent with diverse suppliers in 2016 Carbon Management Energy Innovation Safety & Security Water Resources People

Powering Growth, Delivering Value 20 Excess Deferred Taxes − Approximately $1.1B in excess deferred taxes passed through to ratepayers over remaining life of plant Interest Deductibility Limitation − Majority of Pinnacle West and APS debt is likely allocable to regulated operations and excluded from any limitation Rate Base Impacts − Higher incremental rate base growth beginning in 2018 Exclusion of Regulated Utility Property from New Expensing Rules − Some uncertainty around applicability of bonus depreciation for property under construction as of September 27, 2017 Regulatory − Lower tax rate benefits flow through to customers via the Tax Expense Adjustor Mechanism likely beginning in Q1 2018 − FERC guidance on the rate reduction and return of excess deferred taxes to transmission customers expected in early 2018 Cash Taxes – Minimal cash tax payments through 2019 due to existing Pinnacle West Investment Tax Credit carryforwards of approximately $100M (as of September 30, 2017) TAX REFORM Tax Cuts and Jobs Act provides benefits to both our customers and shareholders

Powering Growth, Delivering Value APPENDIX

Powering Growth, Delivering Value 22 Jim Hatfield Executive Vice President and Chief Financial Officer, Pinnacle West & APS • Joined as SVP and CFO in 2008 from OGE Energy Corp. • Responsible for corporate functions including finance, investor relations, and risk management • 37+ years of financial experience in the utility and energy business SENIOR MANAGEMENT TEAM Our management team has more than 100 combined years of creating shareholder value in the energy industry Mark Schiavoni Executive Vice President and Chief Operating Officer, APS • Joined APS in 2009 from Exelon Corp. • Appointed COO in 2014 • Oversees operations for non- nuclear activities • Significant leadership experience in the energy industry Bob Bement Executive Vice President and Chief Nuclear Officer, APS • Joined APS in 2007 from Arkansas Nuclear One • Promoted from SVP of Site Operations to EVP and Chief Nuclear Officer in 2016 • Responsible for all nuclear- related activities associated with Palo Verde • Seasoned nuclear industry expert serving on several industry committees Jeff Guldner Executive Vice President, Public Policy & General Counsel, Pinnacle West & APS • Joined APS in 2004 from Snell & Wilmer • Appointed EVP and GC, April 2017 • Responsible for overseeing regulatory and government affairs and legal activities • Significant experience in public utility and energy law and regulation Don Brandt Chairman of the Board, President and Chief Executive Officer, Pinnacle West & APS • Joined Pinnacle West in 2002 • Elected to Pinnacle West Board and named Chairman, CEO in 2009 • Recognized industry leader with 30+ years in the nuclear and energy industries • Vice Chairman of the Institute of Nuclear Power Operations and Chairman of the Nuclear Energy Institute We maintain a robust pipeline of talent to serve our complex operations and facilitate effective succession planning in a highly competitive talent environment Bob Bement succeeded Randy Edington as Chief Nuclear Officer in October 2016

Powering Growth, Delivering Value 23 ECONOMIC INDICATORS Arizona and Metro Phoenix remain attractive places to live and do business E 0% 5% 10% 15% 20% 25% '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 Nonresidential Building Vacancy – Metro Phoenix Vacancy Rate Office Retail Industrial Q3 Above-average job growth in tourism, health care, manufacturing, financial services, and construction Maricopa County ranked #1 in U.S. for population growth in 2016 - U.S. Census Bureau March 2017 Scottsdale ranked best place in the U.S. to find a new job in 2017; 4 other valley cities ranked in Top 20 - WalletHub January 2017 Housing construction on pace to have its best year since 2007 Vacancy rates in office and retail space have fallen to pre-recessionary levels 0 10,000 20,000 30,000 40,000 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 Single Family Multifamily Single Family & Multifamily Housing Permits Maricopa County

Powering Growth, Delivering Value 24 RATE BASE APS’s revenues come from a regulated retail rate base and meaningful transmission business $6.5 $6.8 $8.2 $1.4 $1.4 $1.8 2015 2016 2017 2018 2019 APS Rate Base Growth Year-End ACC FERC Total Approved Rate Base Projected ACC FERC Rate Effective Date 8/19/2017 6/1/2017 Test Year Ended 12/31/20151 12/31/2016 Rate Base $6.8B $1.4B Equity Layer 55.8% 55% Allowed ROE 10.0% 10.75% 1 Adjusted to include post test-year plant in service through 12/31/2016 83% 17% Generation & Distribution Transmission Rate base $ in billions, rounded

Powering Growth, Delivering Value 25 Credit Ratings • A- or equivalent ratings or better at S&P, Moody’s and Fitch 2017 Major Financing Activities • $300 million 10-year 2.95% APS senior unsecured notes issued September 2017 • $250 million re-opening in March of APS’s outstanding 4.35% senior unsecured notes due November 2045 • $300 million 3-year 2.25% PNW senior unsecured notes issued November 2017 2018 Major Financing Activities • Currently expect up to $400 million of long-term debt issuance at APS We are disclosing credit ratings to enhance understanding of our sources of liquidity and the effects of our ratings on our costs of funds. BALANCE SHEET STRENGTH $50 $600 $250 $125 $- $100 $200 $300 $400 $500 $600 2017 2018 2019 2020 APS PNW ($Millions) Debt Maturity Schedule

Powering Growth, Delivering Value 26 2017 RATE REVIEW ORDER* EFFECTIVE AUGUST 19, 2017 Key Financial Proposals – Base Rate Changes Annualized Base Rate Revenue Changes ($ millions) Non-fuel, Non-depreciation Base Rate Increase $ 87.2 Decrease fuel and Purchased Power over Base Rates (53.6) Increase due to Changes in Depreciation Schedules 61.0 Total Base Rate Increase $ 94.6 Key Financial Assumptions Allowed Return on Equity 10.0% Capital Structure Long-term debt 44.2% Common equity 55.8% Base Fuel Rate (¢/kWh) 3.0168 Post-test year plant period 12 months *The ACC’s decision is subject to appeals.

Powering Growth, Delivering Value 27 Key Proposals – Revenue Requirement Four Corners • Cost deferral order from in-service dates to incorporation of SCRs in rates using a step-increase no later than January 1, 2019 Ocotillo Modernization Project • Cost deferral order from in-service dates to effective date in next rate case Power Supply Adjustor (PSA) • Modified to include certain environmental chemical costs and third-party battery storage Property Tax Deferral • Defer for future recovery the Arizona property tax expense above or below the test year rate Key Proposals – Rate Design Lost Fixed Cost Recovery (LFCR) • Modified to be applied as a capacity (demand) charge per kW for customer with a demand rate and as a kWh charge for customers with a two-part rate without demand Environmental Improvement Surcharge (EIS) • Increased cumulative per kWh cap rate from $0.00016 to a new rate of $0.00050 and include a balancing account Time-of-Use Rates (TOU) • Modified on-peak period for residential, and extra small through large general service to 3:00 pm – 8:00 pm weekdays • After September 1, 2018, a new TOU rate will be the standard rate for all new customers (except small use) Distributed Generation • New DG customers eligible for TOU rate with Grid Access Charge or Demand rates • Resource Comparison Proxy (RCP) for exported energy of $0.129/kWh in year one APS Solar Communities • New program for utility-owned solar distributed generation, recoverable through the Renewable Energy Adjustment Clause (RES), to be no less than $10 million per year, and not more than $15 million per year Other Considerations Rate Case Moratorium • No new general rate case application before June 1, 2019 (3-year stay-out) Self-Build Moratorium • APS will not pursue any new self-build generation (with exceptions) having an in-service date prior to January 1, 2022 (extended to December 31, 2027 for combined-cycle generating units) unless expressly authorized by the ACC 2017 RATE REVIEW ORDER* EFFECTIVE AUGUST 19, 2017 *The ACC’s decision is subject to appeals.

Powering Growth, Delivering Value 28 OCOTILLO MODERNIZATION PROJECT AND FOUR CORNERS SCRs Ocotillo Modernization Project Four Corners SCRs In-Service Dates Units 6, 7 – Fall 2018 Units 3, 4 and 5 – Spring 2019 Unit 5 – December 2017 Unit 4 – Spring 2018 Total Cost (APS) $500 million $400 million Estimated Cost Deferral $45 million (through 2019) $30 million (through 2018) Accounting Deferral − Cost deferral from date of commercial operation to the effective date of rates in next rate case − Includes depreciation, O&M, property taxes, and capital carrying charge1 − Cost deferral from time of installation to incorporation of the SCR costs in rates using a step increase beginning in 2019 − Includes depreciation, O&M, property taxes, and capital carrying charge1 • Included in the 2017 Rate Review Order, APS has been granted Accounting Deferral Orders for two large generation-related capital investments – Ocotillo Modernization Project: Retiring two aging, steam-based, natural gas units, and replacing with 5 new, fast-ramping, combustion turbine units – Four Corners Power Plant: Installing Selective Catalytic Reduction (SCR) equipment to comply with Federal environmental standards 1 APS will calculate the capital carrying charge using the 5.13% embedded cost of debt established in the 2017 Rate Review Order. *The ACC’s decision is subject to appeals.

Powering Growth, Delivering Value 29 Term to January 2019 Other State Officials ARIZONA CORPORATION COMMISSION * Term limited - elected to four-year terms (limited to two consecutive) **Governor Doug Ducey appointed Justin Olson to fill the remainder of former Commissioner Doug Little’s term. ACC Executive Director – Ted Vogt RUCO Director – David Tenney Terms to January 2020 Justin Olson (R)** Bob Burns (R)* Andy Tobin (R) Tom Forese (R) Chairman Boyd Dunn (R)

Powering Growth, Delivering Value 30 • 10-Year Transmission Plan filed January 2017 (115 kV and above) – 52 miles of new lines – 5 bulk transformer additions • Also includes: – Sun Valley-Morgan 500kV (2018) – North Gila-Orchard 230kV (2021) • 2 of 3 Projects to deliver renewable energy approved by ACC have been completed • Transmission investment diversifies regulatory risk – Constructive regulatory treatment – FERC formula rates and retail adjustor APS TRANSMISSION Strategic transmission investment is essential to maintain reliability and deliver diversified resources to customers Legend Planned lines Existing lines Solar potential area Wind potential area Phoenix Flagstaff Tucson

Powering Growth, Delivering Value 31 GENERATION PORTFOLIO* Plant Location No. of Units Dispatch COD Ownership Interest1 Net Capacity (MW) NUCLEAR 1,146 MW Palo Verde Wintersburg, AZ 3 Base 1986-1989 29.1% 1,146 COAL 1,672 MW Cholla Joseph City, AZ 2 Base 1962-1980 100 387 Four Corners Farmington, NM 2 Base 1969-1970 63 970 Navajo Page, AZ 3 Base 1974-1976 14 315 GAS - COMBINED CYCLE 1,871 MW Redhawk Arlington, AZ 2 Intermediate 2002 100 984 West Phoenix Phoenix, AZ 5 Intermediate 1976-2003 100 887 GAS - STEAM TURBINE 220 MW Ocotillo Tempe, AZ 2 Peaking 1960 100 220 GAS / OIL COMBUSTION TURBINE 1,088 MW Sundance Casa Grande, AZ 10 Peaking 2002 100 420 Yucca Yuma, AZ 6 Peaking 1971-2008 100 243 Saguaro Red Rock, AZ 3 Peaking 1972-2002 100 189 West Phoenix Phoenix, AZ 2 Peaking 1972-1973 100 110 Ocotillo Tempe, AZ 2 Peaking 1972-1973 100 110 Douglas Douglas, AZ 1 Peaking 1972 100 16 SOLAR 239 MW Hyder & Hyder II Hyder, AZ - As Available 2011-2013 100 30 Paloma Gila Bend, AZ - As Available 2011 100 17 Cotton Center Gila Bend, AZ - As Available 2011 100 17 Chino Valley Chino Valley, AZ - As Available 2012 100 19 Foothills Yuma, AZ - As Available 2013 100 35 Distributed Energy Multiple AZ Facilities - As Available Various 100 25 Gila Bend Gila Bend, AZ - As Available 2015 100 32 Luke Air Force Base Glendale, AZ - As Available 2015 100 10 Desert Star Buckeye, AZ - As Available 2015 100 10 Red Rock Red Rock, AZ - As Available 2016 100 40 Various Multiple AZ Facilities - As Available 1996-2006 100 4 Total Generation Capacity 6,236 MW 1 Includes leased generation plants * As disclosed in 2016 Form 10-K.

Powering Growth, Delivering Value 32 PURCHASED POWER CONTRACTS* Contract Location Owner/Developer Status1 PPA Signed COD Term (Years) Net Capacity (MW) SOLAR 310 MW Solana Gila Bend, AZ Abengoa IO Feb-2008 2013 30 250 RE Ajo Ajo, AZ Duke Energy Gen Svcs IO Jan-2010 2011 25 5 Sun E AZ 1 Prescott, AZ SunEdison IO Feb-2010 2011 30 10 Saddle Mountain Tonopah, AZ SunEdison IO Jan - 2011 2012 30 15 Badger Tonopah, AZ PSEG IO Jan-2012 2013 30 15 Gillespie Maricopa County, AZ Recurrent Energy IO Jan-2012 2013 30 15 WIND 289 MW Aragonne Mesa Santa Rosa, NM Ingifen Asset Mgmt IO Dec-2005 2006 20 90 High Lonesome Mountainair, NM Foresight / EME IO Feb-2008 2009 30 100 Perrin Ranch Wind Williams, AZ NextEra Energy IO Jul-2010 2012 25 99 GEOTHERMAL 10 MW Salton Sea Imperial County, CA Cal Energy IO Jan-2006 2006 23 10 BIOMASS 14 MW Snowflake Snowflake, AZ Novo Power IO Sep-2005 2008 15 14 BIOGAS 6 MW Glendale Landfill Glendale, AZ Glendale Energy LLC IO Jul-2008 2010 20 3 NW Regional Landfill Surprise, AZ Waste Management IO Dec-2010 2012 20 3 INTER-UTILITY 540 MW PacifiCorp Seasonal Power Exchange - PacifiCorp IO Sep-1990 1991 30 480 Not Disclosed Not Disclosed Not Disclosed IO May-2009 2010 10 60 CONVENTIONAL TOLLING 1,639 MW CC Tolling Not Disclosed Not Disclosed IO Mar-2006 2007 10 514 CC Tolling Not Disclosed Not Disclosed IO Aug-2007 2010 10 560 CC Tolling Arlington, AZ Arlington Valley IO Dec-2016 2020 6 565 DEMAND RESPONSE 25 MW Demand Response Not Disclosed Not Disclosed IO Sep-2008 2010 15 25 Total Contracted Capacity 2,833 MW 1 UD = Under Development; UC = Under Construction; IO = In Operation * As disclosed in 2016 Form 10-K.

Powering Growth, Delivering Value 33 INVESTOR RELATIONS CONTACTS Stefanie Layton Director, Investor Relations (602) 250-4541 stefanie.layton@pinnaclewest.com Chalese Haraldsen (602) 250-5643 chalese.haraldsen@pinnaclewest.com Michelle Clemente (602) 250-3752 michelle.clemente@pinnaclewest.com Pinnacle West Capital Corporation P.O. Box 53999, Mail Station 9998 Phoenix, Arizona 85072-3999 Visit us online at: www.pinnaclewest.com